Exhibit j under Form N-1A
                                      Exhibit 23 under Item 601/ Reg. S-K

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 14 to Form N-1A Registration Statement of SouthTrust Funds of our report dated June 20, 2000, on the financial statements as of April 30, 2000 of SouthTrust Funds, included in or made part of this Registration Statement.

                                                                     /S/ ARTHUR

ANDERSEN LLP

Boston, Massachusetts
June 20, 2000